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                               MARKET STREET FUND

   SUPPLEMENT, DATED SEPTEMBER 17, 2001, TO THE PROSPECTUS, DATED MAY 1, 2001


THE FOLLOWING REPLACES THE INFORMATION FOR THE BALANCED PORTFOLIO UNDER THE SECTION "PORTFOLIO MANAGERS" ON PAGE 45:

FREDERICK M. ALGER and DANIEL CHUNG, CFA, effective as of September 17, 2001, serve as co-portfolio managers of the Balanced Portfolio, and are assisted by a team. Mr. Alger, Chairman and President, founded Fred Alger Management, Inc. ("Alger") in 1964. Prior to establishing Alger, Mr. Alger served as portfolio manager and security analyst at various firms.

Mr. Chung joined Alger in 1994 as a Research Associate. Most recently, Mr. Chung has served as Senior Analyst/Portfolio Manager where he was responsible for overseeing coverage of all technology companies. Mr. Alger and Mr. Chung also serve as portfolio managers of certain Alger portfolios.